Summary Prospectus

January 31, 2011

Turner Quantitative Large Cap Value Fund

• Institutional Class (TLVFX)

• Investor Class (TLVEX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2011, are incorporated by reference into this summary prospectus.

Ticker Symbol — TLVFX – Institutional Class

Ticker Symbol — TLVEX – Investor Class

CUSIP — 900297821 – Institutional / 900297698 – Investor

Fund Number — 1307 – Institutional / 2794 – Investor

Investment Objective

The Turner Quantitative Large Cap Value Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class Shares	Investor Class Shares
Redemption Fee	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.60%	0.60%
Distribution (12b-1) Fees	None	None
Other Expenses	12.01%	12.22%
Shareholder Servicing Fee	None	0.25%
Total Annual Fund Operating Expenses	12.61%	12.82%
Fee Waivers and Expense Reimbursements	(11.92)%[1]	(11.88)%[1]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	0.69%	0.94%

1  Turner Investment Partners, Inc. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 0.69% and 0.94%, respectively, through January 31, 2012. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2012. Turner may discontinue this arrangement at any time after January 31, 2012. To the extent acquired fund fees and expenses and interest expenses relating to short sales are excluded from the waiver and reimbursement calculation, "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" will be higher.

TURNER QUANTITATIVE LARGE CAP VALUE FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner Quantitative Large Cap Value Fund — Institutional Class Shares	$70	$2,505	$4,583	$8,542
Turner Quantitative Large Cap Value Fund — Investor Class Shares	$96	$2,559	$4,653	$8,611

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 201% of the average value of its portfolio.

Principal Strategy

The Turner Quantitative Large Cap Value Fund invests primarily (at least 80% of its net assets) in equity securities of U.S. companies with large market capitalizations that Turner believes, based on its quantitative model are undervalued relative to the market or to their historic valuation. Large cap companies are defined by the Fund for this purpose as companies with market capitalizations of $3 billion or more at the time of purchase. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund's strategy is based on Turner's proprietary quantitative model, which seeks to identify attractive large cap value securities based on such value characteristics as price to cash flow, price to earnings and price to book value ratios, among other factors. The Fund will seek to maintain sector weightings that approximate those of the Russell 1000 Value Index.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund is subject to the risk that large capitalization value stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund invests in companies that Turner believes, based on its quantitative model are undervalued relative to the market or to their historic valuation. Turner's investment approach may be out of favor at times, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to the stock selection and portfolio construction process.

Despite being "diversified" within the meaning of the Investment Company Act of 1940, because it focuses primarily on U.S. value companies, the Fund generally will hold fewer stocks in larger percentage amounts than funds that are more broadly diversified and with a different focus.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section.

TURNER QUANTITATIVE LARGE CAP VALUE FUND

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year since the Fund's inception.1

1  The performance shown above is based on a calendar year. The Fund's Institutional Class commenced operations on October 10, 2005.

Best Quarter	Worst Quarter
18.25 (09/30/09)%	(20.82 (12/31/08))%

This table compares the Fund's average annual total returns for the periods ended December 31, 2010 to those of the Russell 1000 Value Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. The after-tax figures shown are for Institutional Class Shares only and will vary for Investor Shares. Your after-tax returns may differ from those shown. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2010)

	1 Year	5 Years	Since Inception (10/10/05)
Turner Quantitative Large Cap Value Fund — Institutional Class Shares
Before taxes on distributions	12.67%	0.72%	1.49%
After taxes on distributions	12.44%	(0.25)%	0.54%
After taxes on distributions and sale of shares	8.53%	0.41%	1.07%
Turner Quantitative Large Cap Value Fund — Investor Class Shares[1]	12.44%	0.64%	1.42%
Russell 1000 Value Index[2]	15.51%	1.28%	2.23%

1  The inception date for Investor Class Shares is October 31, 2008. Periods prior to October 31, 2008 represent the performance of Institutional Class Shares, adjusted for the differences in fees between the classes (see "Fund Fees and Expenses").

2  The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TURNER QUANTITATIVE LARGE CAP VALUE FUND

Management

Investment Adviser

Turner Investment Partners, Inc. ("Turner" or the "Adviser") serves as the investment adviser to the Quantitative Large Cap Value Fund.

Portfolio Managers

David Kovacs, CFA, Chief Investment Officer — Quantitative/Security Analyst, is lead manager of the Quantitative Large Cap Value Fund. Mr. Kovacs joined Turner in 1998.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 A.M. and 4:00 P.M.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $25,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $10,000 for Institutional Class Shares $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $10,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $1,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $1,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TUR-SP-11-02